REVERSE-IT Phase 3 Trial: Interim Results Presentation and Roundtable Discussion November 15, 2021

Introduction and Corporate Update Jonathan Mow Chief Executive Officer, PhaseBio

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”), our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “target,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. Legal Disclaimer 3

A Clinical Stage, Cardiopulmonary Focused Biopharmaceutical Company

Program	Pre-Clinical	Phase 1	Phase 2	Phase 3	Commercial Rights	Upcoming Milestone Target[2]
Bentracimab Reversal of Ticagrelor Antiplatelet Activity	**REVERSE-IT[1] Phase 3 ongoing** *Targeting to submit BLA in Mid 2022[2]*				PhaseBio	**November 15, 2021** Topline results from Interim Analysis of REVERSE-IT
Pemziviptadil Pulmonary Arterial Hypertension (PAH)	**Phase 2B ongoing[2]**				PhaseBio	**Mid 2022** Report Phase 2B data
PB6440 Resistant Hypertension	**Pre-Clinical**				PhaseBio	**2022** Submit IND and initiate first-in-human clinical trial
Partnering Opportunities						
GLP2-ELP Short Bowel Syndrome	**Late research**				PhaseBio	
CNP-ELP Achondroplasia	**Late research**				PhaseBio	
Early Programs	**PROPRIETARY LONG-ACTING INJECTABLE RECOMBINANT BIOPOLYMERS** (Elastin-like Polypeptides – ELPs)				PhaseBio	

1. REVERSE-IT: Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
2. Targeted timeline could be impacted by the continued scope and duration of the COVID-19 pandemic

PhaseBio

4

Why We Are Here Today 5 Bentracimab Clinical Overview • Discuss P2Y12 inhibitor class, bentracimab and unmet need • Review published bentracimab Phase 1 trial results • Preview unpublished data from Phase 2A trial REVERSE-IT Phase 3 Interim Results • Describe trial overview and goals • Review clinical data, key endpoints and safety results from prespecified interim analysis of the REVERSE-IT trial • Contextualize results and key learnings Expert Panel Discussion • Review unmet needs for patients treated with P2Y12 inhibitors • Discuss REVERSE-IT results with world- renowned experts in the fields of cardiology and emergency medicine • Highlight potential for bentracimab to address unmet needs

• At the outset of the bentracimab clinical development program, PhaseBio set out criteria for what an ideal ticagrelor reversal agent would look like ⎯ Because it was a theoretical exercise, the bar was set high • Specifically, we aspired to develop a product that was: 1. Safe: patients requiring reversal of ticagrelor are complex and diverse, making safety paramount 2. Specific: ticagrelor reversibly binds to platelets; implementing a reversal strategy to target ticagrelor and its active metabolite provided an opportunity to limit unwanted off-target effects 3. Immediate: clinical scenarios requiring reversal of ticagrelor are time sensitive; immediate onset of action is key 4. Durable: restoration of platelet function for an extended period to ensure achievement of hemostasis prior to resuming an antiplatelet regimen was considered optimal 5. Simple: ease of use with no reconstitution, thawing or other preparation is important when time is of the essence 6. Predictable: a drug works as predicted in a wide variety of clinical settings and does what it is intended to do What We Initially Set Out to Accomplish with the Bentracimab Program 6

• Bentracimab delivers immediate and sustained restoration of platelet function in both healthy subjects and in patients requiring urgent surgery or invasive procedure, or experiencing uncontrolled major or life- threatening bleeding events • Results from the interim analysis of the Phase 3 REVERSE-IT trial reflect aspirational target profile: ⎯ Both the primary reversal endpoint and the co-primary hemostasis endpoints have been achieved ⎯ Favorable safety and efficacy profile in both patient cohorts • Safety and efficacy results from the Phase 1, Phase 2A, Phase 2B and Phase 3 trials have been consistent • Based on these results, we believe bentracimab has the potential to become an important tool for physicians to help address clinical scenarios that currently present significant challenges: ⎯ Dilemma of managing thrombotic risk vs. bleeding risk in patients requiring surgery ⎯ Uncontrolled bleeding with no currently-available interventions to help restore platelet function and hemostasis Key Take-Aways 7

Discussion Panel Participants 8 Deepak L. Bhatt, MD, MPH Executive Director of Interventional Cardiovascular Programs, Brigham and Women's Hospital and Professor of Medicine at Harvard Medical School Charles Pollack, MD, MA, FACEP Clinician-Scientist, Department of Emergency Medicine, University of Mississippi Medical Center in Jackson Ph. Gabriel Steg, MD, FESC, FACC Interventional Cardiologist and Chief of Cardiology of Hôpital Bichat in Paris, France and Professor of Cardiology at University of Paris

Agenda

AHA Analyst Call Agenda: November 15th, 12:30pm ET	Presenter	Time
Introductory Remarks	Jonathan Mow, PhaseBio Chief Executive Officer	12:30-12:35
Bentracimab Pivotal Program Overview	Dr. John Lee, PhaseBio Chief Medical Officer	12:35-12:40
REVERSE-IT AHA Slide Presentation	Dr. Bhatt	12:40-12:50
Roundtable Discussion of Results	Moderator: Dr. John Lee Key Opinion Leaders: Dr. Bhatt, Dr. Pollack, Dr. Steg	12:50-1:15
Closing Remarks and Analyst Q&A	All participants	1:15-1:30

PhaseBio | 9

Bentracimab Pivotal Program Overview John Lee, MD, PhD Chief Medical Officer, PhaseBio

Timelines of Bentracimab Program

REVERSE-IT
Rapid and SustainEd ReVERSal of TicagrElor – Intervention Trial
bentracimab



2019
2020
2021
2022
2023
Phase 1
NEJM
Phase 2A
Phase 2B: 50-80 year old volunteers
N=200, 150 randomized to receive bentracimab
FDA
Breakthrough
Therapy
FDA
EOP1
EMA PRIME
Designation
Phase 3 REVERSE-IT trial in ticagrelor patients
N=150, major bleeding + urgent surgery patients
Post-approval completion of Phase 3
Final N=200
August 2021
Last patient for interim
Targeted BLA
Submission Mid -2022
Potential BLA
Approval

Targeted timelines could be impacted by the continued scope and duration of the COVID-19 pandemic
NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, BLA=Biologics License Application

Phase 2B study enrollment complete as of August 2021

- Topline results announced in November 2021
- Phase 2B trial designed to supplement safety and efficacy results included in the planned BLA submission

Enrollment for interim analysis of REVERSE-IT Phase 3 trial complete

- Interim Analysis enrollment complete, with top-line data to be presented on November 15th at AHA
- Data from Phase 2B and Phase 3 trials expected to form the basis of a BLA submission for Accelerated Approval
- BLA submission currently being prepared and targeted for mid-2022

PhaseBio

11

Phase 2B: Reversal of Ticagrelor and Safety Bentracimab achieved primary endpoint of ticagrelor reversal measured by VerifyNow P2Y12 assay • Statistically significant reduction in % inhibition of PRU within 4 hours • Extent of reversal similar to results observed in Phase 1 and 2A studies Safety profile in the Phase 2B study consistent with Phase 1 and 2A studies • No treatment emergent AEs or SAEs considered related to bentracimab • No thrombotic events observed Phase 2B results will be made public at upcoming conference and/or publication

REVERSE-IT Phase 3 Trial: Results from Prespecified Interim Analysis Deepak L. Bhatt, MD, MPH Executive Director of Interventional Cardiovascular Programs, Brigham and Women's Hospital and Professor of Medicine at Harvard Medical School

REVERSE-IT: Effect of Bentracimab on Platelet Inhibition and Hemostasis in Patients on Ticagrelor with Major Bleeding or Requiring Urgent Procedures Deepak L. Bhatt, MD, MPH, Charles V. Pollack, Jr., MD, C. David Mazer, MD, Dominick J. Angiolillo, MD, PhD, Ph. Gabriel Steg, MD, Stefan K. James, MD, PhD, Jeffrey I. Weitz, MD, Rohit Ramnath, PhD, Susan E. Arnold, PhD, Michael C. Mays, BS, Bret R. Umstead, MS, Barbara White, MD, Lisa L. Hickey, MS, Lisa K. Jennings, PhD, Benjamin J. Curry, PhD, John S. Lee MD, PhD, Subodh Verma, MD, PhD, on Behalf of the REVERSE-IT Investigators

Disclosures Dr. Deepak L. Bhatt discloses the following relationships - Advisory Board: Boehringer Ingelheim, Cardax, CellProthera, Cereno Scientific, Elsevier Practice Update Cardiology, Janssen, Level Ex, Medscape Cardiology, MyoKardia, NirvaMed, Novo Nordisk, PhaseBio, PLx Pharma, Regado Biosciences, Stasys; Board of Directors: Boston VA Research Institute, Society of Cardiovascular Patient Care, TobeSoft; Chair: Inaugural Chair, American Heart Association Quality Oversight Committee; Data Monitoring Committees: Baim Institute for Clinical Research (formerly Harvard Clinical Research Institute, for the PORTICO trial, funded by St. Jude Medical, now Abbott), Boston Scientific (Chair, PEITHO trial), Cleveland Clinic (including for the ExCEED trial, funded by Edwards), Contego Medical (Chair, PERFORMANCE 2), Duke Clinical Research Institute, Mayo Clinic, Mount Sinai School of Medicine (for the ENVISAGE trial, funded by Daiichi Sankyo), Novartis, Population Health Research Institute; Honoraria: American College of Cardiology (Senior Associate Editor, Clinical Trials and News, ACC.org; Chair, ACC Accreditation Oversight Committee), Arnold and Porter law firm (work related to Sanofi/Bristol-Myers Squibb clopidogrel litigation), Baim Institute for Clinical Research (formerly Harvard Clinical Research Institute; RE-DUAL PCI clinical trial steering committee funded by Boehringer Ingelheim; AEGIS-II executive committee funded by CSL Behring), Belvoir Publications (Editor in Chief, Harvard Heart Letter), Canadian Medical and Surgical Knowledge Translation Research Group (clinical trial steering committees), Duke Clinical Research Institute (clinical trial steering committees, including for the PRONOUNCE trial, funded by Ferring Pharmaceuticals), HMP Global (Editor in Chief, Journal of Invasive Cardiology), Journal of the American College of Cardiology (Guest Editor; Associate Editor), K2P (Co-Chair, interdisciplinary curriculum), Level Ex, Medtelligence/ReachMD (CME steering committees), MJH Life Sciences, Piper Sandler, Population Health Research Institute (for the COMPASS operations committee, publications committee, steering committee, and USA national co-leader, funded by Bayer), Slack Publications (Chief Medical Editor, Cardiology Today’s Intervention), Society of Cardiovascular Patient Care (Secretary/Treasurer), WebMD (CME steering committees); Other: Clinical Cardiology (Deputy Editor), NCDR-ACTION Registry Steering Committee (Chair), VA CART Research and Publications Committee (Chair); Research Funding: Abbott, Afimmune, Amarin, Amgen, AstraZeneca, Bayer, Boehringer Ingelheim, Bristol-Myers Squibb, Cardax, CellProthera, Cereno Scientific, Chiesi, CSL Behring, Eisai, Ethicon, Ferring Pharmaceuticals, Forest Laboratories, Fractyl, Garmin, HLS Therapeutics, Idorsia, Ironwood, Ischemix, Janssen, Lexicon, Lilly, Medtronic, MyoKardia, NirvaMed, Novartis, Novo Nordisk, Owkin, Pfizer, PhaseBio, PLx Pharma, Regeneron, Roche, Sanofi, Stasys, Synaptic, The Medicines Company, 89Bio; Royalties: Elsevier (Editor, Cardiovascular Intervention: A Companion to Braunwald’s Heart Disease); Site Co-Investigator: Abbott, Biotronik, Boston Scientific, CSI, St. Jude Medical (now Abbott), Philips, Svelte; Trustee: American College of Cardiology; Unfunded Research: FlowCo, Merck, Takeda. REVERSE-IT is funded by PhaseBio. This presentation discusses off label and investigational uses of drugs.

REVERSE-IT

Ticagrelor: Substantial Data, with Broad Label

- Ticagrelor is an oral $P2Y_{12}$ inhibitor that is effective (and FDA-approved) in patients with acute coronary syndromes, prior myocardial infarction, high-risk coronary artery disease, transient ischemic attack, and stroke, based on PLATO,[1,2] PEGASUS,[3,4] THEMIS,[5,6] THEMIS-PCI,[5,7] and THALES.[8]
- As with other antiplatelet drugs, spontaneous major bleeding and bleeding associated with urgent or emergent invasive procedures are concerns.
- The antiplatelet effects of ticagrelor cannot be reversed with platelet transfusion. Therefore, a rapid-acting reversal agent would be useful.

[1]James S, Akerblom A, Cannon CP, et al. *Am Heart J.* 2009;157:599-605.
[2]Wallentin L, Becker RC, Budaj A, et al. *N Engl J Med.* 2009;361:1045-57.
[3]Bonaca MP, Bhatt DL, Braunwald E, et al. *Am Heart J.* 2014;167:437-44.
[4]Bonaca MP, Bhatt DL, Cohen M, et al. *N Engl J Med.* 2015;372:1791-800.
[5]Bhatt DL, Steg PG, et al. *Clinical Cardiology* 2019; 42: 498-505.
[6]Steg PG, Bhatt DL, et al. *N Engl J Med.* 2019;381:1309-1320.
[7]Bhatt DL, Steg PG, et al. *Lancet.* 2019;394:1169-1180.
[8]Johnston SC, Amarenco P, et al. *N Engl J Med* 2020;383:207-217.

Ticagrelor: Reversible Mechanism of Action Bhatt DL. Nature Reviews Cardiology. 2009;6:737-38.

Bentracimab: An Intravenous Monoclonal Antibody



A
ADP
Platelet
P2Y12 receptor
B
Ticagrelor
P2Y12 receptor
C
Bentracimab
D
ADP

The P2Y12 receptor is activated by adenosine diphosphate (ADP) (A).

On platelets, ticagrelor reversibly binds to the P2Y12 receptor. This induces a conformational change which prevents ADP from signaling through to the P2Y12 receptor, inhibiting platelet activation (B).

Bentracimab is a recombinant human IgG1 monoclonal antibody fragment which binds to free ticagrelor with high affinity and specificity. This allows ADP to activate platelets while the bentracimab:ticagrelor complex is eliminated from the bloodstream (C and D).

Ha ACT, Bhatt DL, Rutka JT, Johnston SC, Mazer CD, Verma S. *J Am Coll Cardiol*. 2021;78:1372-1384.

Immediate Onset and Sustained Duration of Ticagrelor Reversal Using Bentracimab (formerly PB2452) P values by timepoint for each cohort Cohort 5min 0.25h 0.5h 1h 2h 3h 6h 8h 10h 12h 16h 20h 7 0.040 0.040 0.131 0.037 0.040 0.019 0.019 0.019 0.152 0.019 0.019 0.224 8 0.019 0.019 0.019 0.019 0.019 0.019 0.019 0.019 0.152 0.019 0.019 0.019 10 0.043 0.020 0.020 0.020 0.020 0.020 0.020 0.020 N/A 0.020 0.020 0.020 Due to the small sample size for cohort 9 (n=3), statistical testing was not performed. For Cohorts 9 and 10, no 10-hour timepoint was collected. P-values for time point 24 hours or above are not significant. P<0.001 across all timepoints, Bonferroni adjusted LTA= light transmittance aggregometry; ADP is the agonist 1. Immediate and sustained ticagrelor reversal with bolus + prolonged infusion of 18 g bentracimab. 2. Significant reversal was observed 5 minutes after initiation of bentracimab infusion. 3. Duration of reversal was infusion-time dependent, lasting 20-24 hours with a 16-hour infusion. Bhatt DL, Pollack CV, Weitz JI, et al. N Engl J Med. 2019; 380:1825-1833.

Bentracimab Phase 2A Data Adverse Events PBO (N=6) Bentracimab (N=17) Any AE – no. 13 20 Subjects with AE – no. (%) 5 (83%) 10 (59%) Dry mouth 1 0 Infrequent bowel movements 1 0 Nausea 1 1 Feeling hot (r) 0 2 Infusion site bruising 1 0 Infusion site erythema 1 0 Infusion site extravasation 0 1 Vessel puncture site bruise 1 4 Bronchitis 0 1 Folliculitis 0 1 Arthropod sting 1 0 Contusion 0 1 ECG T wave inversion (SAE) 0 1 Back pain 1 1 Muscle twitching 0 1 Pain in extremity 0 1 Dizziness (r) 2 1 Dyspnea (r) 0 2 Blood blister 1 0 Macule 0 1 Pruritus 0 1 0 4 8 12 16 20 24 48 PR U 10 0 20 0 30 0 Bentracimab 18 g in 50-80 year-olds with DAPT Time post-dose (hours) -48 PR U Time post-dose (hours) Bentracimab 36 g to reverse ticagrelor 180 BID 10 0 20 0 30 0 0 4 8 12 16 20 24 48 -48 All Treatment Emergent Adverse Events P < 0.001 across all timepoints 5 min - 24 hrs, Bonferroni adjusted P < 0.001 across all timepoints 5 min - 24 hrs, Bonferroni adjusted Bentracimab (N=12) Placebo (N=4) Placebo (N=2) Bentracimab (N=5)

REVERSE-IT: Enrollment and Study Flowchart REVERSE-IT Study Design Multicenter, open-label, prospective single-arm study of reversal of the antiplatelet effects of ticagrelor with bentracimab in at least 200 patients who present with uncontrolled major or life-threatening bleeding or who require urgent surgery or invasive procedures. Enrollment is ongoing in North America and Europe. Patients with use of ticagrelor within the prior 3 days who require urgent ticagrelor reversal are eligible for enrollment. Bentracimab was granted Breakthrough Therapy designation by the FDA and PRIME (priority medicines) designation by the European Medicines Agency, and in consultation with them, we performed this prespecified, interim analysis to support a BLA submission for an accelerated (conditional) approval.

REVERSE-IT: Endpoints Primary Reversal Endpoint The minimum % inhibition of PRU within 4 hours of bentracimab initiation as assessed by the Verify Now™ PRUTest™ platelet function assay Primary Hemostasis Endpoint (Will be Centrally Adjudicated) Achievement of effective hemostasis within 24 hours after start of PB2452 infusion assessed in each population separately and then pooled for primary endpoint analysis: • Uncontrolled major bleeding: Assessed using prespecified criteria for effective hemostasis for visible and non-visible major bleeding adapted from (Connolly, 2016) • Urgent surgery or invasive procedure: Assessed using prespecified criteria for effective hemostasis derived from GUSTO clinical bleeding scale (GUSTO, 1993)

REVERSE-IT Study Committees Steering Committee Deepak L. Bhatt MD, MPH (Chair), Dominick J. Angiolillo, MD, PhD, Stefan K. James, MD, PhD, Charles V. Pollack, Jr., MA, MD, Ph. Gabriel Steg, MD, Subodh Verma, MD, PhD, Jeffrey I. Weitz, MD Data Safety Monitoring Board W. Frank Peacock, MD, (Chair), Denise Ann Esserman, PhD, Sunil Rao, MD, Richard Whitlock, MD, PhD DSMB Management: Louise Gambone Clinical Endpoint Committee Robert P. Giugliano MD, SM (Chair), Marc P. Bonaca, MD, MPH, John W. Eikelboom, MBBS, MS, Eli V. Gelfand, MD, Kenneth W. Mahaffey, MD, Yuri B. Pride, MD, Christian T. Ruff, MD, PhD CEC Management: Susan Marble Gibson, Michelle Fitzpatrick Platelet Core Lab Lisa K. Jennings, PhD, Ben Curry, PhD

REVERSE-IT Investigators REVERSE-IT Investigators Mentor Ahmeti, MD, Denis Angoulvant, MD, PhD, Craig Brown, MD, Warren Cantor, MD, Michael Charles, MD, Marc Claeys, MD, PhD, Francesco Franchi, MD, Alex Gregory, MD, Zafir Hawa, MD, Michael Heffernan, MD, John Kotter, MD, Gilles Lemesle, MD, PhD, David Mazer, MD, Shamir Mehta, MD, Marc Ruel, MD, Tarit Saha, MD, Jean- Francois Tanguay, MD, Jurrien M. Ten Berg, MD, PhD, Marco Valgimigli, MD, PhD, Sam Van Boxstael, MD, Philippe Vanduynhoven, MD, Pierre Voisine, MD, Terry Yau, MD

REVERSE-IT: Enrollment and Study Flowchart

REVERSE-IT: Baseline Characteristics

REVERSE-IT: Platelet Function Tests

Percent Inhibition of PRU


100
50
0
-50
% inhibiton of PRU
* P < 0.001
Pre-Dose
Minimum within
4-Hours Post-Dose

PRU Analysis of Reversal


P < 0.001 for all timepoints through 24 hours
500
400
300
200
100
PRU
0 Hr
5-10 Min
30 Min
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
Time post-reversal

Ticagrelor Reversal with VerifyNow PRU. Ticagrelor reversal is shown as a reduction in % inhibition of PRU or PRI and as an increase in PRU or platelet reactivity index at multiple timepoints post-treatment. Shown is the comparison of % inhibition of PRU pre-treatment and the minimum % inhibition of PRU within 4 hours of initiation of bentracimab infusion (left). Onset and duration of ticagrelor reversal in bentracimab-treated patients observed as an increase in PRU with P value at each timepoint Bonferroni adjusted (right).

REVERSE-IT: Platelet Function Tests PRI analysis of ReversalPercent Inhibition of PRI Ticagrelor Reversal with VASP platelet reactivity index (PRI). Comparison of % inhibition of platelet reactivity index pre- treatment and the minimum % inhibition of platelet reactivity index within 4 hours of initiation of bentracimab infusion (left). The onset and duration of ticagrelor reversal in bentracimab-treated patients observed as an increase in platelet reactivity index with P value at each timepoint Bonferroni adjusted (right).

REVERSE-IT

REVERSE-IT: Reversal in Surgical and Bleeding Pts

PRU analysis in surgical and bleeding patients


400
300
200
100
PRU
0
4
8
12
16
20
24
72
Time post-reversal (hours)
Bleeding
Surgical

PRI analysis in surgical and bleeding patients


150
100
50
PRI
0
4
8
12
16
20
24
72
Time post-reversal (hours)
Bleeding
Surgical

Ticagrelor Reversal in Bleeding and Surgical Patients. Multiple platelet function assays were used to measure extent of ticagrelor reversal in bleeding and surgical patients. Shown is platelet aggregation pre-treatment and at multiple timepoints post initiation of bentracimab in bleeding patients compared to surgical patients as measured by VerifyNow P2Y12 assay (left). The VASP PRI assay was used to assess ticagrelor's suppression of P2Y12 receptor signaling pre-treatment and at multiple timepoint post-initiation of bentracimab in bleeding vs. surgical patients (right).

REVERSE-IT: Platelet Function Tests Subgroups Forest Plot for % Inhibition of PRU Prespecified Subgroup Analyses of the Primary Reversal Endpoint. The primary reversal endpoint was the minimum % inhibition of PRU within 4 hours of study drug initiation compared to pre-treatment % inhibition of PRU. Shown is a Forest plot of the pretreatment % inhibition of PRU compared to the minimum %inhibition within 4 hours of study drug in pre-specified subgroups.

Enrollment of Urgent Surgical and Major Bleeding Patients in REVERSE-IT Enrolled Urgent Surgical and Major Bleeding Patients

REVERSE-IT: Adjudicated Surgical Hemostasis Adjudicated and Investigator-Reported Surgical Outcomes

REVERSE-IT: Adjudicated Bleeding Hemostasis Adjudicated and Investigator-Reported Bleeding Outcomes

REVERSE-IT: Adjudicated Hemostasis Subgroups Forest Plot for Effective Hemostasis (Adjudicated) Prespecified Subgroup Analyses of the Primary Hemostasis Endpoint. The primary hemostasis endpoint was the proportion of patients adjudicated to have achieved effective hemostasis compared to 50% expected by the null hypothesis. Shown is a Forest plot of the proportion of patients with effective hemostasis within 24 hours of initiation of bentracimab infusion in pre-specified subgroups

REVERSE-IT

REVERSE-IT: No Platelet Rebound Activity

P-selectin in surgical and bleeding patients


80
60
40
20
Soluble P-Selectin (ng/mL)
0 Hr
5-10 Min
30 Min
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
35 Day
Time post-reversal

Mean platelet volume in surgical and bleeding patients


20
15
10
5
Mean Platelet Volume (fL)
0 Hr
1 Hr
4 Hr
12 Hr
24 Hr
72 Hr
Time post-reversal (hours)

Effect of Bentracimab Treatment on P-Selectin and Mean Platelet Volume (MPV). Soluble P-selectin and MPV were measured pre-dose and at multiple timepoints post-initiation of bentracimab treatment to assess for a potentially prothrombotic rebound increase in platelet reactivity post-reversal. Shown are the soluble P-selectin levels in surgical and bleeding patients treated with bentracimab (left). MPV was measured in surgical and bleeding patients treated with bentracimab (right).

REVERSE-IT: Adjudicated Thrombotic Events Adjudicated Thrombotic Events Occurring Post-Reversal

Limitations • There was no control arm, as it was felt to be challenging to randomize to a placebo (as with the NOAC reversal trials). • The majority of surgical patients underwent cardiac surgery, though no reason to think the results don’t apply to other surgeries and invasive procedures. • The number of patients with bleeding in this prespecified interim analysis was low, though surgery is an excellent model of bleeding (and the bleeding subgroup showed statistically significant benefits). • Enrollment of additional patients with bleeding is ongoing.

Conclusion • Using the VerifyNow and VASP assays in ticagrelor-treated patients undergoing invasive procedures or with major bleeding, bentracimab, a specific reversal agent for ticagrelor, provided immediate and sustained reversal of ticagrelor’s antiplatelet effects. • Rates of effective hemostasis were adjudicated as good or excellent in >90% of cases, with no drug-related serious adverse events or allergic or infusion-related reactions . • The benefits were consistent in all prespecified subgroups, including those undergoing surgery and with major bleeding. • Bentracimab appears to be a very promising option for ticagrelor reversal.

Bentracimab for Ticagrelor Reversal in Patients Undergoing Urgent Surgery Deepak L. Bhatt, MD, MPH, Charles V. Pollack, Jr., MD, C. David Mazer, MD, Dominick J. Angiolillo, MD, PhD, Ph. Gabriel Steg, MD, Stefan K. James, MD, PhD, Jeffrey I. Weitz, MD, Rohit Ramnath, PhD, Susan E. Arnold, PhD, Michael C. Mays, BS, Bret R. Umstead, MS, Barbara White, MD, Lisa L. Hickey, MS, Lisa K. Jennings, PhD, Benjamin J. Curry, PhD, John S. Lee MD, PhD, Subodh Verma, MD, PhD, on Behalf of the REVERSE-IT Investigators A new monthly Digital journal from the New England Journal of Medicine Group. First issue, January, 2022. This accepted article will be posted at https://evidence.nejm.org/ when production is complete.

TICAGRELOR IN STABLE CAD AND T2D TREATED WITH ASA www.brighamandwomens.org/heart Deepak L. Bhatt, MD, MPH Executive Director, Interventional Cardiovascular Programs, BWH Heart & Vascular Center; Professor of Medicine, Harvard Medical School Email: DLBhattMD@post.Harvard.edu Twitter: @DLBhattMD Thank You!

REVERSE-IT Phase 3 Trial: Prespecified Interim Results Panel Discussion Deepak L. Bhatt, MD, MPH John Lee, MD, PhD Charles Pollack, MD, MA Ph. Gabriel Steg, MD

Closing Remarks and Q&A Jonathan Mow Chief Executive Officer, PhaseBio

Thank you!